                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     July 30, 1996
                                                 ------------------------------

                        INTEGRATED HEALTH SERVICES, INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                        1-12306                  23-2428312
        --------                        -------                  ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of corporation)                 File Number)           Identification No.)

 10065 Red Run Boulevard, Owings Mills, Maryland                     21117
 -----------------------------------------------                     -----
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:   (410) 998-8400
                                                    ---------------------------


                                 Not Applicable
- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets


         On July 30, 1996 Integrated Health Services, Inc. ("the Company") completed the sale of its pharmacy division, Symphony Pharmacy Services, Inc. ("Symphony Pharmacy"), to Capstone Pharmacy Services, Inc. ("Capstone").

         Under the terms of the agreement, Capstone paid $150 million for substantially all of the assets and business of Symphony Pharmacy. The purchase price was comprised of $125 million in cash and $25 million in Capstone common shares. The Company will use the net proceeds from the sale to repay borrowings under its revolving credit facility. The Company expects to record an after tax gain of approximately $12.0 million. In addition, the Company will periodically value its $25 million investment in Capstone's common stock.

         Symphony  Pharmacy  provides   institutional  pharmacy  dispensing  and
consulting services to approximately 40,000 residents in over 380 long-term care facilities in eight states.

         Capstone is a leading provider of extended care pharmacy services to nursing homes, correctional facilities and HMOs. It provides services to long term care facilities with 44,000 patients beds. It is also the largest provider of pharmaceutical services to prisons in the U.S. correctional system, serving 110 prisons with 120,000 inmates.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         a.       Financial Statements of Business Disposed of.

         Not Applicable.

         b.       Pro Forma Financial Information.

         The unaudited pro forma consolidated financial statements of Integrated Health Services, Inc., reflecting the disposition of Symphony Pharmacy as of June 30, 1996, and for the year ended December 31, 1995 and the six months ended June 30, 1996 are included herein.

         c.       Exhibits.

         2.01 Asset Purchase Agreement dated as of June 20, 1996 by and among the Company, various subsidiaries of the Company and Capstone Pharmacy Services, Inc., as amended.

                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


         The pro forma balance sheet at June 30, 1996 was prepared as if the Pharmacy Sale was consummated as of June 30, 1996. The pro forma statement of operations for the year ended December 31, 1995 and the six months ended June 30, 1996 were prepared as if the Pharmacy Sale was consummated on January 1, 1995.

         The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The unaudited pro forma financial information set forth below is not necessarily indicative of the Company's financial position or the results of operations that actually would have occurred if the transactions had been consummated on the dates shown. In addition, they are not intended to be a projection of results of operations that may be obtained in the Company's future. The unaudited pro forma financial information should be read in conjunction with the financial statements and related notes thereto of the Symphony Pharmacy Services, Inc. included elsewhere herein and the financial statements and related notes thereto of IHS filed with the Securities and Exchange Commission.

                INTEGRATED HEALTH SERVICES, INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEETS
                                  JUNE 30, 1996
                                   (UNAUDITED)
                             (dollars in thousands)

                                                                         Actual
                                                                         ------
                                                                                     Pharmacy            Pro Forma
                                                                          IHS        Adjustments         Consolidated
                                                                          ---        -----------         ------------
                                                                                      Increase
                                                                                     (Decrease)
       Assets
Current Assets:
       Cash and cash equivalents                                   $     44,399  $       (878)         $     43,521
       Temporary investments                                              2,290             0                 2,290
       Patient accounts and third-party payor settlements
         receivable, less allowance for doubtful receivables            263,203       (17,867)(1)           245,336
       Supplies, inventories, prepaid expenses
         and other current assets                                        26,665        (6,457)               20,208
       Income tax receivable                                             14,717             0                14,717
                                                                     -----------   -----------           -----------
               Total current assets                                     351,274       (25,202)              326,072
                                                                     -----------   -----------           -----------

Property, plant and equipment, net                                      816,530        (9,529)              807,001
Intangible assets                                                       338,051       (54,965)              283,086
Investments in and advances to affiliates                                30,193        25,000 (2)            55,193
Other assets                                                             84,333             0                84,333
                                                                     -----------   -----------           -----------

               Total assets                                        $  1,620,381  $    (64,696)         $  1,555,685
                                                                     ===========   ===========           ===========


       Liabilities and Stockholders' Equity
Current Liabilities:
       Current maturities of long-term debt                        $      4,907  $          0          $      4,907
       Accounts payable and accrued expenses                            158,749         4,031 (1)(3)        162,780
                                                                     -----------   -----------           -----------
               Total current liabilities                                163,656         4,031               167,687
                                                                     -----------   -----------           -----------

Long-term Debt:
       Convertible  subordinated debentures                             258,750             0               258,750
       Other long-term debt less current maturities                     645,089             0               554,089
                                                                                      (91,000)(4)
                                                                     -----------   -----------           -----------
               Total long-term debt                                     903,839       (91,000)              812,839
                                                                     -----------   -----------           -----------

Deferred income taxes                                                    54,730             0                54,730
Deferred gain on sale-leaseback transactions                              6,733             0                 6,733
Stockholders' equity:
       Common stock, $0.001 par value.  Authorized 150,000,000
         shares                                                              22             0                    22
       Additional paid-in capital                                       429,804             0               429,804
       Division equity                                                        0             0                     0
       Retained earnings                                                 61,597        11,337                72,934
       Unrealized gain on available for sale securities                       0        10,936 (5)            10,936
                                                                     -----------   -----------           -----------
               Net stockholders' equity                                 491,423        22,273               513,696
                                                                     -----------   -----------           -----------

               Total liabilities and stockholders' equity          $  1,620,381  $    (64,696)         $  1,555,685
                                                                     ===========   ===========           ===========

                        INTEGRATED HEALTH SERVICES, INC.
                       PRO FORMA STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995
                                   (UNAUDITED)
                             (dollars in thousands)

                                                                                Pharmacy            Pro
                                                                     IHS       Adjustments         Forma
                                                                     ---       -----------         -----
Net revenues:
     Basic medical services                                  $     368,569    $        0       $   368,569
     Specialty medical services                                    770,554       (73,566)(1)       696,988
     Management services and other                                  39,765             0            39,765
                                                               ------------  ------------     -------------
       Total revenues                                            1,178,888       (73,566)        1,105,322

Costs and expenses:
     Operating expenses                                            944,567       (63,082)(1)       881,485
     Depreciation and amortization                                  39,961        (2,681)           37,280
     Rent                                                           66,125        (1,227)           64,898
     Interest, net                                                  38,977        (6,798)(1)(6)     32,179
     Loss on impairment                                            109,106             0           109,106
     Other non-recurring charges                                    23,854             0            23,854
                                                               ------------  ------------     -------------
       Total costs and expenses                                  1,222,590       (73,788)        1,148,802

       Earnings before equity in earnings of affiliates
        and income taxes                                           (43,702)          222           (43,480)

Equity in earnings of affiliates                                     1,443             0             1,443
                                                               ------------  ------------     -------------

       Earnings before income taxes                                (42,259)          222           (42,037)

Federal and state income taxes                                     (16,270)           86           (16,184)
                                                               ------------  ------------     -------------

       Earnings before extraordinary                               (25,989)          136           (25,853)

Extraordinary items                                                  1,013             0             1,013
                                                               ------------  ------------     -------------

       Net Earnings                                          $     (27,002)   $      136       $   (26,866)
                                                               ============  ============     =============

Per Common Share:
       Earnings before extraordinary item - primary                  (1.21)                          (1.20)
       Earnings before extraordinary item - fully diluted            (1.21)                          (1.20)
       Net earnings - primary                                        (1.26)                          (1.25)
       Net earnings - fully diluted                                  (1.26)                          (1.25)
                                                                ==========                    =============

Weighted Average Sales

       Primary                                                      21,463                          21,463
       Fully - diluted                                              21,141                          21,463
                                                                ==========                    ============

                        INTEGRATED HEALTH SERVICES, INC.
                       PRO FORMA STATEMENTS OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1996
                                   (UNAUDITED)


                                                                                        Pharmacy             Pro
                                                                             IHS       Adjustments          Forma
                                                                             ---       -----------          -----
Net revenues:
     Basic medical services                                          $    195,279    $         0     $     195,279
     Specialty medical services                                           446,393        (44,502)(1)       401,891
     Management services and other                                         21,381              0            21,381
                                                                       -----------     ----------       -----------
          Total revenues                                                  663,053        (44,502)          618,551

Costs and expenses:
     Operating expenses                                                   532,291        (36,863)(1)       495,428
     Depreciation and amortization                                         18,604         (1,555)           17,049
     Rent                                                                  35,535           (702)           34,833
     Interest, net                                                         30,102         (3,176)(1)(6)     26,926
                                                                       -----------     ----------       -----------
          Total costs and expenses                                        616,532        (42,296)          574,236

          Earnings before equity in earnings of affiliates                 46,521         (2,206)           44,315
           and income taxes

Equity in earnings of affiliates                                              760              0               760
                                                                       -----------     ----------       -----------

          Earnings before income taxes                                     47,281         (2,206)           45,075

Federal and state income taxes                                             18,203           (849)           17,354
                                                                       -----------     ----------       -----------

          Earnings before extraordinary                                    29,078         (1,357)           27,721

Extraordinary                                                               1,431              0             1,431
                                                                       -----------     ----------       -----------

          Net Earnings                                               $     27,647    $    (1,357)     $     26,290
                                                                       ===========     ==========       ===========
Per Common Share:
          Earnings before extraordinary item - primary                       1.26                             1.20
          Earnings before extraordinary item - fully diluted                 1.10                             1.05
          Net earnings - primary                                             1.20                             1.14
          Net earnings - fully diluted                                       1.05                             1.01
                                                                       ===========                      ===========

Weighted Average Sales

          Primary                                                          23,039                           23,039
          Fully - diluted                                                  31,028                           31,028
                                                                       ===========                      ===========



Notes to Consolidated Pro Forma Financial Statements

For purposes of determining the effect of the sale of the Pharmacy Division, the following estimates and adjustments have been made.

1  Adjustments for intercompany activity

2  Represents the Company's interest in Capstone

3 Represents liabilities not assumed by the purchaser associated with the disposal of the pharmacy division

4  Net proceeds from sale of pharmacy

5  Represents unrealized gain on Capstone shares valued at $25,000

6 Interest savings on remaining proceeds after paydown of parent company debt.

                                   SIGNATURES
                                   ----------





         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                                        INTEGRATED HEALTH SERVICES, INC.




Date:                                  By  /s/ W. Bradley Bennett
                                          -------------------------------------
                                              Name: W. Bradley Bennett
                                              Title: Senior Vice President and
                                                       Chief Accounting Officer